Loton, Corp.

and

Obar Camden Holdings Limited

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents	Page(s)

Pro Forma Combined Balance Sheet at January 31, 2014	P-2

Pro Forma Combined Statement of Operations for the Nine Months Ended January 31, 2014	P-3

Pro Forma Combined Statement of Operations for the Fiscal Year Ended April 30, 2013	P-4

Notes to the Pro Forma Combined Financial Statements	P-5

Loton Corp.

Pro Forma Combined Balance Sheet

January 31, 2014

(Unaudited)

	Historical			Pro Forma
	Loton Corp.	Obar Camden Holdings, LLC		Adjustments	Combined

ASSETS
CURRENT ASSETS:
Cash	$350,158	$-		$-	$350,158
Prepaid acquisition cost	154,878	-	(2)	(154,878)	-
Prepaid management service - related party	150,000	-		-	150,000

Total current assets	655,036	-		(154,878)	500,158

OFFICE EQUIPMENT
Office equipment	8,018	-			8,018
Accumulated depreciation	(2,476)	-			(2,476)

Office equipment, net	5,542	-		-	5,542

INVESTMENT - EQUITY METHOD
Investment - equity method	-	4,235,762	(2)	154,878	4,502,539
			(4)	111,899

Investment - equity method	-	4,235,762		266,777	4,502,539

Total Assets	$660,578	$4,235,762		$111,899	$5,008,239

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accured expenses	$285,868	$-		$-	$285,868
Accrued interest on notes payable - related party	38,675	-		-	38,675
Notes payable - related party	500,000	-		-	500,000
Payroll liabilities	42	-		-	42
Advances from related party	11,776	-		-	11,776

Total current liabilities	836,361	-		-	836,361

LONG-TERM LIABILITIES
Non-current management service obligation - related party	777,784	-		-	777,784

Total long-term liabilities	777,784	-		-	777,784

Total liabilities	1,614,145	-		-	1,614,145

COMMITMENTS AND CONTENGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock par value $0.001: 1,000,000 shares authorized, none issued or outstanding	-			-	-
Common stock par value $0.001: 75,000,000 shares authorized, 7,847,083 and 6,265,000 shares issued and outstanding, respectively 36,847,083 shares issued and outstanding - Pro Forma	7,847	29,000	(1)		36,847

Additional paid-in capital	3,186,568	4,206,762	(1)		3,245,348
			(3)	(4,147,982)
Accumulated deficit	(4,147,982)	-	(3)	4,147,982	111,899
			(4)	111,899

Total Stockholders' Equity (Deficit)	(953,567)	4,235,762		111,899	3,394,094

Total Liabilities and Stockholders' Equity (Deficit)	$660,578	$4,235,762		$111,899	$5,008,239

(1)	To reflect issuance of 29,000,000 shares of the Company's common stock to the members of JJAT for the acquisition of 50% of the issued and outstanding limited liability company interest of Obar Camden Holdings Limited without control upon acquisition
(2)	To reclassify prepaid acquisition cost to investment - equity method
(3)	To reclassify Loton Corp. accumulated deficit to additional paid-in capital
(4)	To record Loton Corp. share of net income from a non-controlled entity

See accompanying notes to the pro forma combined financial statements.

P-2

Loton Corp.

Pro Forma Combined Statement of Operations

For the Nine Months Ended January 31, 2014

(Unaudited)

	Historical			Pro Forma
	Loton Corp.	Obar Camden Holdings, LLC		Adjustments	Combined
	For the Nine Months	For the Nine Months
	Ended	Ended
	January 31, 2014	December 31, 2013

Net revenue	$-	$-		$-	$-

Operating expenses
Consulting fees	627,003				627,003
Management services - related party	540,648				540,648
Professional fees	326,522				326,522
Payroll expenses	68,010				68,010
Travel expenses	108,601				108,601
General and administrative expenses	132,237				132,237

Total operating expenses	1,803,021	-		-	1,803,021

Loss from operations	(1,803,021)	-		-	(1,803,021)

Other (income) expense
Impairment of notes receivable	50,000			-	50,000
Interest expense	21,267			-	21,267
Loton Corp. share of net income from a non-consolidated entity	-	(111,899	)(4)	-	(111,899)

Other (income) expense, net	71,267	(111,899)		-	(40,632)

(Loss) income before income tax provision	(1,874,288)	111,899		-	(1,762,389)

Income tax provision	-	-		-	-

Net (loss) income	$(1,874,288)	$111,899		$-	$(1,762,389)

Ner loss per common share - basic and diluted	$(0.26)			$-	$(0.05)

Weighted average common shares outstanding - basic and diluted	7,292,737		(1)	29,000,000	36,292,737
	7,292,737			29,000,000	36,292,737

(1)	To reflect issuance of 29,000,000 shares of the Company's common stock to the members of JJAT for the acquisition of 50% of the issued and outstanding limited liability company interest of Obar Camden Holdings Limited without control upon acquisition

(4)	To record Loton Corp. share of net income from a non-controlled entity

See accompanying notes to the pro forma combined financial statements.

P-3

Loton Corp.

Pro Forma Combined Statement of Operations

For the Fiscal Year Ended April 30, 2013

(Unaudited)

	Historical			Pro Forma
	Loton Corp.	Obar Camden Holdings, LLC		Adjustments	Combined
	For the Fiscal Year	For the Fiscal Year
	Ended	Ended
	April 30, 2013	March 31, 2013

Net revenue	$-	$-		$-	$-

Operating expenses
Consulting fees	401,700				401,700
Management services - related party	720,864				720,864
Professional fees	112,743				112,743
Payroll expenses	-				-
Travel expenses	103,772				103,772
General and administrative expenses	68,077				68,077

Total operating expenses	1,407,156	-		-	1,407,156

Loss from operations	(1,407,156)	-		-	(1,407,156)

Other (income) expense
Impairment of notes receivable	100,000			-	100,000
Interest expense	17,403			-	17,403
Loton Corp. share of net income from a non-consolidated entity	-	(247,058	)(4)	-	(247,058)

Other (income) expense, net	117,403	(247,058)		-	(129,655)

(Loss) income before income tax provision	(1,524,559)	247,058		-	(1,277,501)

Income tax provision	-	-		-	-

Net (loss) income	$(1,524,559)	$247,058		$-	$(1,277,501)

Ner loss per common share - basic and diluted	$(0.26)			$-	$(0.04)

Weighted average common shares outstanding - basic and diluted	5,842,611		(1)	29,000,000	34,842,611
	5,842,611			29,000,000	34,842,611

(1)	To reflect issuance of 29,000,000 shares of the Company's common stock to the members of JJAT for the acquisition of 50% of the issued and outstanding limited liability company interest of Obar Camden Holdings Limited without control upon acquisition

(4)	To record Loton Corp. share of net income from a non-controlled entity

See accompanying notes to the pro forma combined financial statements.

P-4

Loton, Corp

and

Obar Camden Holdings Limited

As of and for the nine months ended January 31, 2014

and

As of and for the fiscal year ended April 30, 2013

Notes to the Pro Forma Combined Financial Statements

(Unaudited)

Note 1 - Organization and Operations

Loton, Corp

Loton, Corp (“Loton”) was incorporated under the laws of the State of Nevada on December 28, 2009. Loton intended to provide 3D rendering, animation and architectural visualization services to architects, builders, advertising agencies, interior designers, home renovators, home owners and various sectors which have need of 3D visualization in North America.

Change in Control

On September 9, 2011, Trinad Capital Master Fund, a Cayman Island exempted company (“Trinad”), entered into and consummated (the “Closing”) a Securities Purchase Agreement (the “Purchase Agreement”) with Alex Kuznetsov, a shareholder and the sole director and executive officer of Loton, a Nevada corporation.  Pursuant to the terms of the Purchase Agreement, Mr. Kuznetsov sold Trinad an aggregate of 4,000,000 shares (the “Shares”) of Loton’s common stock (“Common Stock”), which represented approximately 80% of the then issued and outstanding Common Stock of Loton.  In consideration for the purchase of the Shares, Trinad paid an aggregate amount of $311,615.

Acquisition of Obar Camden Holdings Limited

On April 28, 2014, Loton entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Loton, Loton Acquisition Sub I, Inc., a Delaware corporation (“Acquisition Sub”) and KoKo (Camden) Holdings (US), Inc. (“KoKo Parent”), a Delaware corporation and wholly-owned subsidiary of JJAT Corp. (“JJAT”), a Delaware corporation wholly-owned by Robert Ellin, the Company’s Chief Executive Officer, Director and controlling shareholder (“Mr. Ellin”), and his affiliates (the “Merger”). As a result of the Merger, KoKo Parent became a wholly-owned subsidiary of Loton, and Loton’s primary business became that of KoKo Parent and its subsidiaries, KoKo (Camden) Limited, a private limited company registered in England and Wales (“KoKo UK”) which owns 50% of OBAR Camden Holdings Limited, a private limited company registered in England and Wales (“OCHL”) which in turn wholly-owns its operating subsidiary OBAR Camden Limited, a private limited company registered in England and Wales (“OCL”). Upon the closing of the Merger, pursuant to the terms of the Merger Agreement, KoKo Parent’s former sole shareholder, JJAT, received 29,000,000 shares of Loton’s common stock, or approximately 73.9% of the shares of Loton outstanding post-merger.

Obar Camden Holdings Limited

Obar Camden Holdings Limited ("OCHL") was incorporated on October 17, 2012 under the laws of the United Kingdom. OCHL was formed by the same stockholders of Obar Camden Ltd. for the sole purpose of acquiring all of the registered and contributed capital of Obar Camden Ltd. Upon formation, OCHL issued ten (10) shares of the newly formed corporation’s ordinary shares to a significant stockholder of Obar Camden Ltd. No value was given to the shares issued, therefore, the shares were recorded to reflect the £0.50 par value and paid in capital was recorded as a negative amount of (£0.50).

Prior to November 20, 2012, the date of recapitalization, OCHL was inactive and had no assets or liabilities.

Obar Camden Ltd.

Obar Camden Ltd. ("Obar Camden" or "OCL") was incorporated on November 13, 2003 under the laws of the United Kingdom. Obar Camden engages in the operations of a nightclub and live music venue trading as KOKO in Camden, London.

P-5

Merger of Obar Camden Ltd.

On November 20, 2012, OCHL acquired all of the issued and outstanding ordinary shares of Obar Camden from its then stockholders in exchange for 97,746 shares of Obar Camden’s ordinary shares. The number of shares issued represented 99.99% of the issued and outstanding ordinary shares immediately after the consummation of the Obar Camden acquisition.

As a result of the ownership interests of the former stockholder of Obar Camden, for financial statement reporting purposes, the merger between OCHL and Obar Camden has been treated as a reverse acquisition with Obar Camden deemed the accounting acquirer and OCHL deemed the accounting acquiree under the acquisition method of accounting in accordance with section 805-10-55 of the FASB Accounting Standards Codification. The reverse merger is deemed a capital transaction and the net assets of Obar Camden (the accounting acquirer) are carried forward to OCHL (the legal acquirer and the reporting entity) at their carrying value before the acquisition. The acquisition process utilizes the capital structure of OCHL and the assets and liabilities of Obar Camden which are recorded at historical cost. The equity of the combined entity is the historical equity of Obar Camden retroactively restated to reflect the number of shares issued by OCHL in the transaction.

NOTE 2 - Basis of Pro Forma Presentation

Assumptions of Pro Forma Combined Financial Statements

The accompanying pro forma combined balance sheet as of January 31, 2014 and the pro forma combined statements of operations for the nine months then ended and for the fiscal year ended April 30, 2013 are based on the historical financial statements of Loton and OCHL after giving effect to Loton’s acquisition of 50% of the issued and outstanding capital stock of OCHL using the acquisition method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of May 1, 2013 for the balance sheet and statements of operations for pro forma financial statements purposes.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had Loton and OCHL been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with Loton’s historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2013 as filed with United States Securities and Exchange Commission (“SEC”) on July 29, 2013 and in its Quarterly Report on Form 10-Q for the interim period ended January 31, 2014 as filed with SEC on March 12, 2014.

The pro forma combined financial statements do not purport to represent what the results of operations or financial position of Loton would actually have been if the merger had in fact occurred on, nor do they purport to project the results of operations or financial position of Loton for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Loton and OCHL since such amounts, if any, are not presently determinable.

P-6

NOTE 3 - Pro Forma Adjustments

Acquisition of 50% of the capital stock of Obar Camden Holdings Limited.

The accompanying pro forma combined financial statements have been prepared as if the acquisition was completed on May 1, 2013 for balance sheet purposes and for statements of operations purposes and reflects the following pro forma adjustments:

1) To reflect issuance of 29,000,000 shares of the Company's common stock to the members of JJAT for the acquisition of 50% of the issued and outstanding limited liability company interest of Obar Camden Holdings Limited without control upon acquisition

Common stock: $0.001 par value	(29,000)

Additional paid-in capital	(4,206,762)

Investment –Equity method	4,235,762

2) To reclassify prepaid acquisition cost to investment - equity method

Prepaid acquisition cost	(154,878)

Investment - equity method	154,878

3) To reclassify Loton, Corp accumulated deficit to additional paid-in capital

Additional Paid in Capital	4,147,982

Accumulated deficit	(4,147,982)

4) To record Loton, Corp share of net income from a non-controlled entity

(i) For the nine months ended January 31, 2014

Loton Corp. share of net income from a non-consolidated entity	(111,899)

Accumulated deficit	118,899

(ii) For the fiscal year ended April 30, 2013

Loton Corp. share of net income from a non-consolidated entity	(247,058)

Accumulated deficit	247,058

P-7